EXHIBIT 99.2

                           AXIOM PHARMACEUTICALS, INC.
                           CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2003
                                   (UNAUDITED)

                                     ASSETS

Current assets
  Cash                                                              $   210,687
  Accounts receivable, net of allowance of $0                         1,427,107
  Inventories                                                         1,007,938
  Advances                                                              448,759
                                                                    -----------
    Total current assets                                              3,094,491

Property and equipment, net                                              52,281
Licenses                                                              1,449,748
                                                                    -----------

    TOTAL ASSETS                                                    $ 4,596,520
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Value added tax payable                                           $ 1,444,517
  Accounts payable and accrued expenses                                 199,545
                                                                    -----------
    Total current liabilities                                         1,644,062
                                                                    -----------

STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value, 10,000,000 shares authorized,
    no shares issued and outstanding                                       --
  Common stock, $.001 par value, 50,000,000 shares authorized,
    12,846,680 shares issued and outstanding                             12,847
  Additional paid-in capital                                          4,437,338
  Accumulated deficit                                                (1,497,727)
                                                                    -----------
    Total Stockholders' Equity                                        2,952,458
                                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 4,596,520
                                                                    ===========



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                           AXIOM PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                                   (UNAUDITED)

                                                     2003         2002
                                                  ----------   ----------
Revenues                                          $1,367,159   $  607,710

Cost of revenues                                     927,409      323,120
                                                  ----------   ----------

Gross profit                                         439,750      284,590

General, administrative and selling                  367,460       97,246
                                                  ----------   ----------

Net income                                        $   72,290   $  187,344
                                                  ==========   ==========








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                           AXIOM PHARMACEUTICALS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                   THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                                   (UNAUDITED)

                                                           2003         2002
                                                         ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                             $  72,290    $ 187,344
  Adjustments to reconcile net loss to cash used in
    operating activities:
      Depreciation and amortization                          5,414         --
        Changes in assets and liabilities:
          Cash held in trust                               149,203       (7,969)
          Accounts receivable                             (494,106)    (104,286)
          Advances                                        (157,162)    (412,429)
          Inventories                                      316,987      233,142
          Accounts payable                                    --           --
          Value added tax payable                          232,446      157,654
          Accrued expenses                                 (20,581)     (53,456)
                                                         ---------    ---------
CASH FLOWS PROVIDED BY OPERATING
  ACTIVITIES                                               104,491         --
                                                         ---------    ---------

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash received in reverse merger                              169         --
                                                         ---------    ---------

NET DECREASE IN CASH                                       104,660         --

Cash, beginning of period                                  106,027         --
                                                         ---------    ---------

Cash, end of period                                      $ 210,687    $    --
                                                         =========    =========

SUPPLEMENTAL NONCASH TRANSACTIONS:
Net liabilities assumed in reverse merger                $  22,692    $    --
                                                         =========    =========



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                           AXIOM PHARMACEUTICALS, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: PRESENTATION

The balance sheet of Axiom Pharmaceuticals, Inc. as of March 31, 2003, the related consolidated statements of operations for the three months ended March 31, 2003 and 2002 and the consolidated statements of cash flows for the three months ended March 31, 2003 and 2002 included in the consolidated financial statements have been prepared by Axiom without audit. In the opinion of management, the accompanying consolidated financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly Axiom's consolidated financial position and results of operations. The consolidated results of operations for the three months ended March 31, 2003 are not necessarily indicative of the results of operations for the full year or any other interim period. Notes to the financial statements which would substantially duplicate the disclosure contained in the audited financial statements for the most recent fiscal year ended December 31, 2002 to be reported in Form 8-K/A, have been omitted.